UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 10, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 10, 2020, BeiGene, Ltd. (“BeiGene”) issued a press release announcing that its anti-PD-1 antibody tislelizumab has received approval from the China National Medical Products Administration (NMPA) as a treatment for patients with locally advanced or metastatic urothelial carcinoma (UC) with PD-L1 high expression whose disease progressed during or following platinum-containing chemotherapy or within 12 months of neoadjuvant or adjuvant treatment with platinum-containing chemotherapy. Following tislelizumab’s initial approval in classical Hodgkin’s lymphoma (cHL) by the NMPA in December 2019, this is the second indication approved for tislelizumab, and the first in a solid tumor indication. The supplemental new drug application (sNDA) was previously granted priority review by the Center for Drug Evaluation (CDE) of the NMPA. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 13, 2020, BeiGene issued a press release announcing that the Phase 3 trial evaluating its anti-PD-1 antibody tislelizumab in combination with pemetrexed and platinum chemotherapy for the first-line treatment of patients with non-squamous non-small cell lung cancer (NSCLC) met its primary endpoint, demonstrating a statistically significant improvement in progression-free survival (PFS) compared to pemetrexed and platinum chemotherapy alone at the planned interim analysis, as assessed by independent review committee (IRC). The safety profile of tislelizumab in combination with pemetrexed and platinum chemotherapy was consistent with the known risks of each study treatment, and no new safety signals were identified. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description
99.1
Press Release titled “China National Medical Products Administration Approves BeiGene’s Tislelizumab for Patients with Previously Treated Locally Advanced or Metastatic Urothelial Carcinoma,” issued on April 10, 2020

99.2
Press Release titled “BeiGene Announces that the Phase 3 Trial of Tislelizumab Combined with Chemotherapy in Patients with First-Line Non-Squamous Non-Small Cell Lung Cancer Met the Primary Endpoint of Progression-Free Survival at Interim Analysis,” issued on April 13, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
99.1
Press Release titled “China National Medical Products Administration Approves BeiGene’s Tislelizumab for Patients with Previously Treated Locally Advanced or Metastatic Urothelial Carcinoma,” issued on April 10, 2020

99.2
Press Release titled “BeiGene Announces that the Phase 3 Trial of Tislelizumab Combined with Chemotherapy in Patients with First-Line Non-Squamous Non-Small Cell Lung Cancer Met the Primary Endpoint of Progression-Free Survival at Interim Analysis,” issued on April 13, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 13, 2020	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel